DELAWARE POOLED® TRUST

The Global Real Estate Securities Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Prospectus
dated February 27, 2009

Effective September 11, 2009, Delaware Management Company discontinued the Portfolio’s voluntary expense cap. The following replaces the information in the section entitled, “What are The Global Real Estate Securities Portfolio’s fees and expenses?” on page 30.

What are The Global Real Estate Securities Portfolio’s fees and expenses?
Shareholder fees are paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price	none
Maximum sales charge (load) imposed on reinvested
dividends	none
Purchase reimbursement fees	none
Redemption reimbursement fees	none
Exchange fees	none

Annual Portfolio operating expenses are deducted from the Portfolio’s assets.1

Management fees	0.94%
Distribution and service (12b-1) fees	none
Other expenses	0.18%
Total annual fund operating expenses	1.12%

[1]	In periods of market volatility, during which asset levels may fluctuate substantially, the Portfolio’s annual fund operating expenses may vary from the numbers shown in the table above.

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year	$114
3 years	$356
5 years	$617
10 years	$1,363

Please keep this Supplement for future reference.

This Supplement is dated September 9, 2009.